NUVEEN NWQ GLOBAL EQUITY INCOME FUND

SUPPLEMENT DATED MARCH 7, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 30, 2015

The last two sentences of the fourth paragraph under “Shares of Beneficial Interest” are deleted in their entirety and replaced with the following:

As of October 5, 2015, Nuveen Investments owned a substantial percentage of Nuveen NWQ Global Equity Fund and, accordingly, controlled the Fund. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval. As of March 7, 2016, Nuveen Investments and its parent company, TIAA-CREF, owned approximately 93% of the outstanding shares of Nuveen NWQ Global Equity Income Fund and were therefore controlling shareholders of the Fund. At this level of ownership, Nuveen Investments and TIAA-CREF would be able to determine the outcome of any item presented to shareholders for approval.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NGEISAI-0316P